Registration No. 33-6418
                                                      1940 Act File No. 811-4946
                                                                     Rule 497(e)


                           THOMPSON PLUMB FUNDS, INC.

                                   GROWTH FUND
                                    BOND FUND

                             ----------------------

                       Supplement Dated November 28, 2006
                                       To
             Statement of Additional Information Dated April 1, 2006
                          As Supplemented May 16, 2006


Change in Expense Reimbursement
-------------------------------

      Effective December 1, 2006, Thompson Investment Management LLC ("TIM"), the investment advisor for the Growth and Bond Funds, has contractually agreed to increase the amount of expenses it will reimburse the Bond Fund. This supplement describes this increase in the expense reimbursement and amends the Statement of Additional Information solely with respect to the Bond Fund and not with respect to the Growth Fund.

      Effective December 1, 2006, in the "Advisory, Administrative and Other Services" section of the Statement of Additional Information, under the heading "Expenses" on page 23, the second paragraph is deleted and replaced in its entirety by the following:

            TIM has contractually agreed to waive management fees and/or reimburse expenses incurred by the Bond Fund from December 1, 2006 through March 31, 2008, so that the annual operating expenses of that Fund do not exceed 0.59% of its average daily net assets.